                                 Exhibit Index

EXHIBIT  DESCRIPTION

EX-99.a  Amended and Restated Declaration of Trust, dated March 1, 1999 (filed as a part of Post-Effective Amendment No. 14 to the Registration
         Statement on Form N-1A of the Registrant, File No. 33-43321 filed on
         April 30, 1999, and incorporated herein by reference).

EX-99.b  Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
         Post-Effective Amendment No. 23 to the Registration Statement on Form
         N-1A of American Century Municipal Trust, File No. 2-91229 filed on
         March 26, 1998 and incorporated herein by reference).

EX-99.d1 Investor Class Management Agreement Class between American Century
         International Bond Funds and American Century Investment Management,
         Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment
         No. 33 to the Registration Statement on Form N-1A of American Century
         Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment to Investor Class Management Agreement between American
         Century International Bond Funds and American Century Investment
         Management, Inc., dated March 31, 1998 (filed as a part of
         Post-Effective Amendment No. 23 to the Registration Statement on Form
         N-1A of American Century Municipal Trust, File No. 2-91229, filed on
         March 26, 1998, and incorporated herein by reference).

EX-99.d3 Amendment to the Investor Class Management Agreement between American
         Century International Bond Funds and American Century Investment
         Management, Inc., dated July 1, 1998 (filed as a part of Post-Effective
         Amendment No 39 to the Registration Statement on Form N-1A of American
         Century Government Income Trust, File No. 2-99222, filed on July 28,
         1999, and incorporated herein by reference).

EX-99.d4 Amendment No. 1 to the Investor Class Management Agreement between
         American Century International Bond Funds and American Century
         Investment Management, Inc., dated September 16, 2000 (filed as a part of Post-Effective Amendment No. 30 to the Registration Statement on
         Form N-1A of American Century California Tax-Free and Municipal Funds,
         File No. 2-82734, filed on December 20, 2000, and incorporated herein by reference).

EX-99.d5 Amendment No. 2 to the Investor Class Management Agreement between
         American Century International Bond Funds and American Century
         Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
         Form N-1A of American Century Government Income Trust, File No.
         2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6 Amendment No. 3 to the Investor Class Management Agreement between
         American Century International Bond Funds and American Century
         Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
         d6 to Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A of American Century Investment Trust, File No. 33-65170,
         filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7 Advisor Class Management Agreement between American Century
         International Bond Funds, and American Century Investment Management,
         Inc., dated August 1, 1997 (filed as Exhibit d3 to Post-Effective
         Amendment No. 27 to the Registration Statement on Form N-1A of American
         Century Target Maturities Trust, File No. 2-94608, filed on August 28,
         1997, and incorporated herein by reference).

EX-99.d8 Amendment to Advisor Class Management Agreement between American
         Century International Bond Funds and American Century Investment
         Management, Inc., dated June 1, 1998 (filed as Exhibit 5b to
         Post-Effective Amendment No. 9 to the Registration Statement on Form
         N-1A of American Century Investment Trust, File No. 33-65170, filed on
         June 30, 1999, and incorporated herein by reference).

EX-99.d9 Amendment No. 1 to Advisor Class Management Agreement between American
         Century International Bond Funds and American Century Investment
         Management, Inc. dated September 16, 2000 (filed as Exhibit 5b to
         Post-Effective Amendment No. 36 to the Registration Statement on Form
         N1-A of American Century Target Maturities Trust, File No. 2-94608,
         filed on April 18, 2001, and incorporated herein by reference).

EX-99.d10 Amendment No. 2 to the Advisor Class Management Agreement between
         American Century International Bond Funds and American Century
         Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d8 to Post-Effective Amendment No. 44 to the Registration Statement on
         Form N-1A of American Century Government Income Trust, File No.
         2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d11 Amendment No. 3 to the Advisor Class Management Agreement between
         American Century International Bond Funds and American Century
         Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
         d10 to Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A of the Registrant on November 30, 2001, File No. 33-65170).

EX-99.e1 Distribution Agreement between American Century International Bond
         Funds and American Century Investment Management, dated March 13, 2000
         (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
         Registration Statement on Form N-1A of American Century World Mutual
         Funds, Inc. File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
         Amendment No. 19 to the Registration Statement on Form N-1A of American
         Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24,
         2000, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services, Inc.
         dated November 20, 2000 (filed as Exhibit e10 to Post-Effective
         Amendment No. 29 to the Registration Statement on Form N-1A of American
         Century Variable Portfolios, Inc., File No. 33-14567, filed on December
         1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services, Inc.
         dated March 1, 2001 (filed as Exhibit e4 to Post-Effective Amendment
         No. 35 to the Registration Statement on Form N-1A of American Century
         Target Maturities Trust File 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services, Inc.
         dated April 30, 2001 (filed as Exhibit e5 to Post-Effective Amendment
         No. 35 to the Registration Statement on Form N-1A of American Century
         Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6 Amendment No. 5 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated May 24, 2001 (filed as Exhibit e6 to Post-Effective
         Amendment No. 21 to the Registration Statement on Form N-1A of American
         Century Capital Portfolios, Inc., File No. 33-64872, filed on July 30,
         2001, and incorporated herein by reference).

EX-99.e7 Amendment No. 6 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
         Amendment No. 21 to the Registration Statement on Form N-1A of American
         Century Capital Portfolios, Inc., File No. 33-64872, filed on July 30,
         2001, and incorporated herein by reference).

EX-99.e8 Amendment No. 7 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated December 3, 2001 (filed as Exhibit e8 to Post-Effective
         Amendment No. 16 to the Registration Statement on Form N-1A of American
         Century Investment Trust, File No. 33-65170, filed on November 30,
         2001, and incorporated herein by reference).

EX-99.e9 Amendment No. 8 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated March 1, 2002 (filed electronically as Exhibit e9 to
         Post-Effective Amendment No. 96 to the Registration Statement of
         American Century Mutual Funds, Inc., on February 28, 2002, File No.
         2-14213).

EX-99.e10 Amendment No. 9 to the Distribution Agreement between American Century
         International Bond Funds and American Century Investment Services,
         Inc., dated March 6, 2002 (filed electronically as Exhibit e10 to
         Post-Effective Amendment No. 96 to the Registration Statement of
         American Century Mutual Funds, Inc., on February 28, 2002, File No.
         2-14213).

EX-99.g1 Omnibus Custodian Agreement between American Century International Bond
         Funds and State Street Bank and Trust Company dated August 10, 1993
         (filed as Exhibit g1 to Post-Effective Amendment No. 7 to the
         Registration Statement on Form N-1A of the Registrant, File No.
         33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g2 Amendment No. 1 dated December 1, 1994 to the Omnibus Custodian
         Agreement between American Century International Bond Funds and State
         Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit
         g2 to Post-Effective Amendment No. 7 to the Registration Statement on
         Form N-1A of the Registrant, File No. 33-43321, filed on April 22,
         1996, and incorporated herein by reference).

EX-99.g3 Amendment dated March 4, 1996 to the Omnibus Custodian Agreement between American Century International Bond Funds and State Street Bank
         and Trust Company dated August 10, 1993 (filed as Exhibit g3 to
         Post-Effective Amendment No. 7 to the Registration Statement on Form
         N-1A of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99-g4 Amendment dated December 9, 2000 to Omnibus Custodian Agreement between
         American Century International Bond Funds and State Street Bank and
         Trust Company dated August 10, 1993 (filed as Exhibit g4 to
         Post-Effective Amendment No. 16 to the Registration Statement on Form
         N-1A of the Registrant, File No. 33-43321, filed on April 30, 2001, and incorporated herein by reference).

EX-99.g5 Master Agreement by and between Twentieth Century Services, Inc. and
         Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit g5 to
         Post-Effective Amendment No. 76 to the Registration Statement on Form
         N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
         February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century International Bond
         Funds and American Century Services Corporation dated August 1, 1997
         (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
         Registration Statement on Form N1-A of the American Century Government
         Income Trust filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment to Transfer Agency Agreement between American Century
         International Bond Funds and American Century Services Corporation
         dated March 9, 1998 (filed as Exhibit 9b to Post-Effective Amendment
         No. 23 on Form N1-A to the Registration Statement on Form N-1A of
         American Century Municipal Trust, File No. 2-91229, filed on March 26,
         1998, and incorporated herein by reference).

EX-99.h3 Amendment No. 1 to the Transfer Agency Agreement between American
         Century International Bond Funds and American Century Services
         Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post Effective
         Amendment No. 23 to the Registration Statement on Form N-1A of American
         Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
         1998, and incorporated herein by reference).

EX-99.h4 Amendment No. 2 to the Transfer Agency Agreement between American
         Century International Bond Funds and American Century Services
         Corporation, dated November 20, 2000 (filed as Exhibit h4 to
         Post-Effective Amendment No. 30 to the Registration Statement on Form
         N-1A of American Century California Tax-Free and Municipal Funds, File
         No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5 Amendment No. 3 to the Transfer Agency Agreement between American
         Century International Bond Funds and American Century Services
         Corporation, dated August 1, 2001 (filed as Exhibit h5 to
         Post-Effective Amendment No. 44 to the Registration Statement on Form
         N-1A of American Century Government Income Trust, File No. 2-99222,
         filed on July 31, 2001, and incorporated herein by reference).

EX-99.h6 Amendment No. 4 to the Transfer Agency Agreement between American
         Century International Bond Funds and American Century Services
         Corporation, dated December 3, 2001 (filed as Exhibit h6 to
         Post-Effective Amendment No. 16 to the Registration Statement on Form
         N-1A of American Century Investment Trust, File No. 33-65170, filed on
         November 30, 2001 and incorporated herein).

EX-99.h7 Credit Agreement between American Century Funds and The Chase Manhattan
         Bank as Administrative Agent, dated as of December 18, 2001 (filed as
         Exhibit h7 to Post-Effective Amendment No. 33 to the Registration
         Statement on Form N-1A of American Century California Tax-Free and
         Municipal Funds, File No. 2-82734, filed on December 28, 2001, and incorporated herein by reference).

EX-99.i  Opinion and consent of counsel, (filed as Exhibit j1 to Post-Effective
         Amendment No. 14 to the Registration Statement on Form N-1A of the
         Registrant, File No. 33-43321, filed on April 30, 1999, and incorporated herein by reference).

EX-99.j1 Consent of PricewaterhouseCoopers, LLP, independent accountants, is included herein.

EX-99.j2 Power of Attorney dated September 16, 2000 (filed as Exhibit j3 to
         Post-Effective Amendment No. 33 to the Registration Statement on Form
         N-1A of American Century Target Maturities Trust, File No. 2-94608,
         filed on January 31, 2001, and incorporated herein by reference).

EX-99.m1 Advisor Class Master Distribution and Shareholder Services Plan of
         American Century Government Income Trust, American Century
         International Bond Funds, American Century Target Maturities Trust and
         American Century Quantitative Equity Funds dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration
         Statement on Form N-1A for American Century Target Maturities Trust,
         File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2 Advisor Class Amendment to Master Distribution and Shareholder Services
         Plan of American Century International Bond Funds dated June 29, 1998
         (filed as Exhibit m2 to Post-Effective Amendment No. 32 to the
         Registration Statement on Form N-1A of American Century Target
         Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3 Amendment No. 1 to the Advisor Class Master Distribution and
         Shareholder Services Plan of American Century Government Income Trust,
         American Century Investment Trust, American Century International Bond
         Funds, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds dated August 1, 2001 (filed as Exhibit m3 to
         Post-Effective Amendment No. 44 to the Registration Statement on Form
         N-1A of the Registrant, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4 Amendment No. 2 to the Advisor Class Master Distribution and
         Shareholder Services Plan of American Century Government Income Trust,
         American Century Investment Trust, American Century International Bond
         Funds, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds dated December 3, 2001 (filed as Exhibit m4 to Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A of the Registrant, File No. 33-65170, filed on November 30,
         2001, and incorporated herein by reference).

EX-99.n1 Amended and Restated Multiple Class Plan of American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century International Bond Funds, American Century Investment
         Trust, American Century Municipal Trust, American Century Target
         Maturities Trust and American Century Quantitative Equity Funds, dated
         November 20, 2000 (filed as Exhibit n to Post-Effective Amendment No.
         35 to the Registration Statement on Form N-1A of American Century
         Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to the Amended and Restated Multiple Class Plan of
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Investment Trust, American Century Municipal
         Trust, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds dated August 1, 2001 (filed as Exhibit n2 to
         Post-Effective Amendment No. 44 to the Registration Statement on Form
         N-1A of American Century Government Income Trust, File No. 2-99222,
         filed on July 31, 2001, and incorporated herein by reference).

EX-99.n3 Amendment No. 2 to the Amended and Restated Multiple Class Plan of
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Investment Trust, American Century Municipal
         Trust, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds dated December 3, 2001, (filed as Exhibit n3 to Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A of American Century Investment Trust, File No. 33-64170,
         filed on November 30, 2001, and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to the Amended and Restated Multiple Class Plan of
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Investment Trust, American Century Municipal
         Trust, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds dated March 1, 2002 (filed as a part of
         Post-Effective Amendment No. 46 of the Registration Statement on Form
         N-1A of American Century Government Income Trust, File No. 2-99222,
         filed on March 4, 2002, and incorporated herein by reference).

EX-99-p1 American Century Investments Code of Ethics (filed as Exhibit p to
         Post-Effective Amendment No. 30 to the Registration Statement on Form
         N-1A of American Century World Mutual Funds, Inc., File No. 2-82734,
         filed on December 29, 2000, and incorporated herein by reference).

EX-99-p2 J.P. Morgan Investment Management, Inc. Code of Ethics (filed as a part of Post-Effective Amendment No. 20 to the Registration Statement on
         Form N-1A of American Century Capital Portfolios, Inc., File No.
         33-64872, filed on April 20, 2001, and incorporated herein by reference.